DIREXION SHARES ETF TRUST

Direxion Daily Consumer Discretionary Bull 3X Shares

Direxion Daily Consumer Discretionary Bear 3X Shares

Supplement dated October 29, 2018 to the

Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2018, as last supplemented

Effective immediately, the trading symbols for the Direxion Daily Consumer Discretionary Bull 3X Shares and the Direxion Daily Consumer Discretionary Bear 3X Shares (the “Funds”) will be as follows:

Fund	Ticker Symbol
Direxion Daily Consumer Discretionary Bull 3X Shares	BUYY
Direxion Daily Consumer Discretionary Bear 3X Shares	PASS

For more information, please contact the Funds at (866) 476-7523.

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Please retain a copy of this Supplement with your Prospectus and SAI.